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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) August 14, 2002

                         Commission File Number 0-23155

                                 TRIMERIS, INC.
                           (Exact name of registrant)


       Delaware                                        56-1808663
(State of organization)                  (I.R.S. Employer Identification Number)

          3518 Westgate Drive, Suite 300, Durham, North Carolina 27707
              (Address of principal executive offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone Number)

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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits - The following exhibits are provided as part of the information furnished under Item 9 of this Report:

         99.1 Certification of Dani P. Bolognesi, Chief Executive Officer pursuant to 18 U.S.C. Section 1350.

         99.2 Certification of Robert R. Bonczek, Chief Financial Officer pursuant to 18 U.S.C. Section 1350.



Item 9.  Regulation FD Disclosure.

              On August 14, 2002, Trimeris, Inc. (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. Accompanying the Quarterly Report were certifications of the Company's Chief Executive Officer, Dani P. Bolognesi, and the Company's Chief Financial Officer, Robert R. Bonczek, provided in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these certifications is attached hereto as an Exhibit.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TRIMERIS, INC.



                                             By:   /s/ Dani P. Bolognesi
                                                --------------------------------
                                                 Dani P. Bolognesi
                                                 Chief Executive Officer and
                                                    Chief Scientific Officer

Dated August 14, 2002